Exhibit 99.1

FedEx Announces Commencement of Exchange Offers and Consent Solicitations for Senior Notes

MEMPHIS, Tenn., January 7, 2025 – FedEx Corp. (NYSE: FDX) (“FedEx”) announced today the commencement of offers to exchange any and all of its outstanding senior notes of the series listed in the table below (the “Existing Notes”) for new notes to be issued by FedEx (the “New Notes”). As previously disclosed, FedEx has announced that its Board of Directors has decided to pursue a full separation of its FedEx Freight business through the capital markets, creating a new publicly traded company. The Exchange Offers and Consent Solicitations (each as defined herein) are being made in connection with the contemplated Separation (as defined herein). The Separation is not conditioned upon the completion of any of the Exchange Offers or Consent Solicitations, and none of the Exchange Offers or Consent Solicitations is conditioned upon the completion of the Separation.

The Separation will allow for more customized operational execution along with more tailored investment and capital allocation strategies to serve the unique and evolving needs of both the global parcel and the less-than-truckload markets. FedEx and FedEx Freight will also maintain the strategic advantages of cooperation on key commercial, operational and technology initiatives. FedEx believes that customers of both businesses will continue to enjoy the same superior service, speed and coverage they have come to expect from FedEx. The capital structure and financial policy of FedEx and FedEx Freight are important components of the Separation. To that end, FedEx does not intend to increase the leverage of FedEx in connection with the Separation. The Separation, together with certain related transactions, is intended to qualify as a transaction that is tax-free to FedEx stockholders for U.S. federal income tax purposes and is expected to be executed within the next 18 months. The Exchange Offers and the Consent Solicitations are being made to help FedEx and FedEx Freight optimize their respective capital structures after the Separation.

The following table sets forth the Exchange Consideration, Early Participation Payment and Total Consideration for each series of Existing Notes (each as defined herein):

Title of Series of Notes	CUSIP / ISIN No.	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
3.400% Notes due 2028	31428XBP0 / US31428XBP06	02/15/2028	$500,000,000	$970 principal amount of New 3.400% Notes due 2028	$30 principal amount of New 3.400% Notes due 2028 and $2.50 in cash	$1,000 principal amount of New 3.400% Notes due 2028 and $2.50 in cash
4.200% Notes due 2028	31428XBR6 / US31428XBR61	10/17/2028	$400,000,000	$970 principal amount of New 4.200% Notes due 2028	$30 principal amount of New 4.200% Notes due 2028 and $2.50 in cash	$1,000 principal amount of New 4.200% Notes due 2028 and $2.50 in cash
3.100% Notes due 2029	31428XBV7 / US31428XBV73	08/05/2029	$1,000,000,000	$970 principal amount of New 3.100% Notes due 2029	$30 principal amount of New 3.100% Notes due 2029 and $2.50 in cash	$1,000 principal amount of New 3.100% Notes due 2029 and $2.50 in cash
4.250% Notes due 2030	31428XBZ8 / US31428XBZ87	05/15/2030	$750,000,000	$970 principal amount of New 4.250% Notes due 2030	$30 principal amount of New 4.250% Notes due 2030 and $2.50 in cash	$1,000 principal amount of New 4.250% Notes due 2030 and $2.50 in cash
2.400% Notes due 2031	31428XCD6 / US31428XCD66	05/15/2031	$1,000,000,000	$970 principal amount of New 2.400% Notes due 2031	$30 principal amount of New 2.400% Notes due 2031 and $2.50 in cash	$1,000 principal amount of New 2.400% Notes due 2031 and $2.50 in cash

Title of Series of Notes	CUSIP / ISIN No.	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
4.900% Notes due 2034	31428XAX4 / US31428XAX49	01/15/2034	$500,000,000	$970 principal amount of New 4.900% Notes due 2034	$30 principal amount of New 4.900% Notes due 2034 and $2.50 in cash	$1,000 principal amount of New 4.900% Notes due 2034 and $2.50 in cash
3.900% Notes due 2035	31428XBA3 / US31428XBA37	02/01/2035	$500,000,000	$970 principal amount of New 3.900% Notes due 2035	$30 principal amount of New 3.900% Notes due 2035 and $2.50 in cash	$1,000 principal amount of New 3.900% Notes due 2035 and $2.50 in cash
3.250% Notes due 2041	31428XCE4 / US31428XCE40	05/15/2041	$750,000,000	$970 principal amount of New 3.250% Notes due 2041	$30 principal amount of New 3.250% Notes due 2041 and $2.50 in cash	$1,000 principal amount of New 3.250% Notes due 2041 and $2.50 in cash
3.875% Notes due 2042	31428XAT3 / US31428XAT37	08/01/2042	$500,000,000	$970 principal amount of New 3.875% Notes due 2042	$30 principal amount of New 3.875% Notes due 2042 and $2.50 in cash	$1,000 principal amount of New 3.875% Notes due 2042 and $2.50 in cash
4.100% Notes due 2043	31428XAU0 / US31428XAU00	04/15/2043	$500,000,000	$970 principal amount of New 4.100% Notes due 2043	$30 principal amount of New 4.100% Notes due 2043 and $2.50 in cash	$1,000 principal amount of New 4.100% Notes due 2043 and $2.50 in cash
5.100% Notes due 2044	31428XAW6 / US31428XAW65	01/15/2044	$750,000,000	$970 principal amount of New 5.100% Notes due 2044	$30 principal amount of New 5.100% Notes due 2044 and $2.50 in cash	$1,000 principal amount of New 5.100% Notes due 2044 and $2.50 in cash
4.100% Notes due 2045	31428XBB1 / US31428XBB10	02/01/2045	$650,000,000	$970 principal amount of New 4.100% Notes due 2045	$30 principal amount of New 4.100% Notes due 2045 and $2.50 in cash	$1,000 principal amount of New 4.100% Notes due 2045 and $2.50 in cash
4.750% Notes due 2045	31428XBE5 / US31428XBE58	11/15/2045	$1,250,000,000	$970 principal amount of New 4.750% Notes due 2045	$30 principal amount of New 4.750% Notes due 2045 and $2.50 in cash	$1,000 principal amount of New 4.750% Notes due 2045 and $2.50 in cash
4.550% Notes due 2046	31428XBG0 / US31428XBG07	04/01/2046	$1,250,000,000	$970 principal amount of New 4.550% Notes due 2046	$30 principal amount of New 4.550% Notes due 2046 and $2.50 in cash	$1,000 principal amount of New 4.550% Notes due 2046 and $2.50 in cash
4.400% Notes due 2047	31428XBN5 / US31428XBN57	01/15/2047	$750,000,000	$970 principal amount of New 4.400% Notes due 2047	$30 principal amount of New 4.400% Notes due 2047 and $2.50 in cash	$1,000 principal amount of New 4.400% Notes due 2047 and $2.50 in cash
4.050% Notes due 2048	31428XBQ8 / US31428XBQ88	02/15/2048	$1,000,000,000	$970 principal amount of New 4.050% Notes due 2048	$30 principal amount of New 4.050% Notes due 2048 and $2.50 in cash	$1,000 principal amount of New 4.050% Notes due 2048 and $2.50 in cash
4.950% Notes due 2048	31428XBS4 / US31428XBS45	10/17/2048	$850,000,000	$970 principal amount of New 4.950% Notes due 2048	$30 principal amount of New 4.950% Notes due 2048 and $2.50 in cash	$1,000 principal amount of New 4.950% Notes due 2048 and $2.50 in cash

Title of Series of Notes	CUSIP / ISIN No.	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
5.250% Notes due 2050	31428XCA2 / US31428XCA28	05/15/2050	$1,250,000,000	$970 principal amount of New 5.250% Notes due 2050	$30 principal amount of New 5.250% Notes due 2050 and $2.50 in cash	$1,000 principal amount of New 5.250% Notes due 2050 and $2.50 in cash
4.500% Notes due 2065	31428XBD7 / US31428XBD75	02/01/2065	$250,000,000	$970 principal amount of New 4.500% Notes due 2065	$30 principal amount of New 4.500% Notes due 2065 and $2.50 in cash	$1,000 principal amount of New 4.500% Notes due 2065 and $2.50 in cash
0.450% Notes due 2029	XS2337252931	05/04/2029	€600,000,000	€970 principal amount of New 0.450% Notes due 2029	€30 principal amount of New 0.450% Notes due 2029 and €2.50 in cash	€1,000 principal amount of New 0.450% Notes due 2029 and €2.50 in cash
1.300% Notes due 2031	XS2034629134	08/05/2031	€500,000,000	€970 principal amount of New 1.300% Notes due 2031	€30 principal amount of New 1.300% Notes due 2031 and €2.50 in cash	€1,000 principal amount of New 1.300% Notes due 2031 and €2.50 in cash
0.950% Notes due 2033	XS2337253319	05/04/2033	€650,000,000	€970 principal amount of New 0.950% Notes due 2033	€30 principal amount of New 0.950% Notes due 2033 and €2.50 in cash	€1,000 principal amount of New 0.950% Notes due 2033 and €2.50 in cash

(1)	For each $1,000 principal amount of Existing USD Notes (as defined herein) or €1,000 principal amount of Existing Euro Notes (as defined herein), as applicable, accepted for exchange.
(2)	Includes Early Participation Payment (as defined herein).

Concurrently with the offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) the Existing Notes for New Notes, FedEx is also soliciting consents from eligible holders of each series of Existing Notes (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (each, an “Existing Indenture”) governing the Existing Notes of such series to provide for the automatic and unconditional release and discharge of the guarantee of FedEx Freight, Inc. at the time it ceases to be a subsidiary (as defined in the Existing Indentures) of FedEx in connection with the Separation with respect to that series of the Existing Notes (collectively, the “Proposed Amendments”). The Proposed Amendments will not amend or otherwise modify the provisions of the applicable indenture governing that series of the Existing Notes regarding the application of any proceeds upon the release of a 10% subsidiary guarantor. Subject to the terms and conditions set forth in the Offering Memorandum (as defined herein), if the requisite noteholder consent is received with respect to a series of Existing Notes in accordance with the applicable Existing Indenture, such Existing Indenture will be amended with respect each such series of Existing Notes. As used in this press release, the “Separation” means any sale, exchange, transfer, distribution, or other disposition of assets and/or capital stock of one or more subsidiaries of FedEx resulting in the separation of the FedEx Freight business through the capital markets to create a new publicly traded company.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated January 7, 2025 (the “Offering Memorandum”), and are conditioned upon certain conditions that may be waived by FedEx. Any waiver of a condition by FedEx with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. None of the Exchange Offers or Consent Solicitations is subject to a financing condition or a minimum amount of Existing Notes tendered. The Exchange Offers and Consent Solicitations with respect to each series of Existing Notes are independent of each other, and FedEx may complete any one or more of the Exchange Offers or Consent Solicitations without completing any of the other Exchange Offers or Consent Solicitations.

Each Exchange Offer will expire at 5:00 p.m., New York City time, on February 6, 2025, unless extended or terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”). To be eligible to receive the applicable Early Participation Payment, eligible holders must validly tender and not have properly withdrawn their Existing Notes at or prior to 5:00 p.m., New York City time, on January 22, 2025, unless extended or terminated (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended for such Exchange Offer and Consent Solicitation, the “Early

Participation Date”). Eligible holders may not deliver a consent in the Consent Solicitation without tendering Existing Notes of the applicable series in the applicable Exchange Offer. Tendered Existing Notes may be properly withdrawn at any time before the 5:00 p.m., New York City Time, on January 22, 2025 (the “Withdrawal Deadline”). Validly tendered Existing Notes may not be withdrawn subsequent to the Withdrawal Deadline, subject to limited exceptions. The settlement date for each Exchange Offer and Consent Solicitation will be promptly following the Expiration Date of such Exchange Offer and Consent Solicitation.

For each $1,000 principal amount of Existing USD Notes or €1,000 principal amount of Existing Euro Notes validly tendered and not properly withdrawn at or prior to the Early Participation Date, eligible holders will be eligible to receive an early participation payment of $30 principal amount of the New USD Notes (as defined herein) of the applicable series and $2.50 in cash or €30 principal amount of the New Euro Notes (as defined herein) of the applicable series and €2.50 in cash, as applicable (the “Early Participation Payment”). In addition, for each $1,000 principal amount of Existing USD Notes or €1,000 principal amount of Existing Euro Notes validly tendered and not properly withdrawn prior to the Expiration Date, eligible holders will be eligible to receive $970 principal amount of the New USD Notes of the applicable series or €970 principal amount of the New Euro Notes of the applicable series, as applicable (the “Exchange Consideration”). The total consideration, consisting of (a) $970 principal amount of New USD Notes of the applicable series or €970 principal amount of New Euro Notes of the applicable series, as applicable, issued as Exchange Consideration plus (b) the Early Participation Payment, is herein referred to as the “Total Consideration.”

Each series of New Notes will have the same interest rate, interest payment dates, maturity date and optional redemption provisions as the corresponding series of Existing Notes; provided that (a) the methodology for calculating any make-whole redemption price for the New USD Notes will reflect the SIFMA model provisions, as set forth in the Offering Memorandum, and (b) FedEx will be permitted to deliver notices of redemption that are subject to one or more conditions precedent with respect to the New Notes. No accrued and unpaid interest is payable upon acceptance of any Existing Notes in the Exchange Offers and Consent Solicitations. However, the first interest payment on each series of New Notes will include the accrued and unpaid interest from the applicable Existing Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its Existing Notes not been tendered in the Exchange Offers and Consent Solicitations.

Each series of New Notes will be fully and unconditionally guaranteed by the same subsidiaries of FedEx that guarantee the Existing Notes of such series.

In this press release, references to the “Existing USD Notes” collectively refer to FedEx’s existing 3.400% Notes due 2028, 4.200% Notes due 2028, 3.100% Notes due 2029, 4.250% Notes due 2030, 2.400% Notes due 2031, 4.900% Notes due 2034, 3.900% Notes due 2035, 3.250% Notes due 2041, 3.875% Notes due 2042, 4.100% Notes due 2043, 5.100% Notes due 2044, 4.100% Notes due 2045, 4.750% Notes due 2045, 4.550% Notes due 2046, 4.400% Notes due 2047, 4.050% Notes due 2048, 4.950% Notes due 2048, 5.250% Notes due 2050 and 4.500% Notes due 2065. References to the “Existing Euro Notes” collectively refer to FedEx’s existing 0.450% Notes due 2029, 1.300% Notes due 2031 and 0.950% Notes due 2033. References to “New USD Notes” collectively refer to FedEx’s new 3.400% Notes due 2028, 4.200% Notes due 2028, 3.100% Notes due 2029, 4.250% Notes due 2030, 2.400% Notes due 2031, 4.900% Notes due 2034, 3.900% Notes due 2035, 3.250% Notes due 2041, 3.875% Notes due 2042, 4.100% Notes due 2043, 5.100% Notes due 2044, 4.100% Notes due 2045, 4.750% Notes due 2045, 4.550% Notes due 2046, 4.400% Notes due 2047, 4.050% Notes due 2048, 4.950% Notes due 2048, 5.250% Notes due 2050 and 4.500% Notes due 2065. References to “New Euro Notes” collectively refer to FedEx’s new 0.450% Notes due 2029, 1.300% Notes due 2031 and 0.950% Notes due 2033.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Existing Notes who complete and return an eligibility form confirming that they are (a) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is outside the United States and that is (i) not a “U.S. person” within the meaning of Regulation S under the Securities Act and (ii) meets certain other eligibility requirements in their applicable jurisdiction. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum, a copy of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (855) 654-2015 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/fedex.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The New Notes offered in the Exchange Offers have not been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this press release may be considered forward-looking statements, such as statements regarding the Separation and the expected timing of completion of the Exchange Offers and receipt of requisite consents in the Consent Solicitations. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which FedEx operates; FedEx’s ability to successfully implement its business strategy and global transformation program and optimize its network through Network 2.0, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; FedEx’s ability to achieve its cost reduction initiatives and financial performance goals; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to FedEx’s global transformation program and other ongoing reviews and initiatives; a significant data breach or other disruption to FedEx’s technology infrastructure; FedEx’s ability to successfully implement the Separation and achieve the anticipated benefits of such transaction; damage to FedEx’s reputation or loss of brand equity; FedEx’s ability to remove costs related to services provided to the U.S. Postal Service (“USPS”) under the contract for Federal Express Corporation to provide the USPS domestic transportation services that expired on September 29, 2024; FedEx’s ability to meet its labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in FedEx’s relationships with those providers or their provision of services to FedEx; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; anti-trade measures and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; FedEx’s ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; failure to receive or collect expected insurance coverage; FedEx’s ability to effectively operate, integrate, leverage, and grow acquired businesses and realize the anticipated benefits of acquisitions and other strategic transactions; noncash impairment charges related to its goodwill and certain deferred tax assets; the future rate of e-commerce growth; evolving or new U.S. domestic or international laws and government regulations, policies, and actions; future guidance, regulations, interpretations, challenges, or judicial decisions related to FedEx’s tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; FedEx’s ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; any liability resulting from and the costs of defending against litigation; FedEx’s ability to achieve its goal of carbon-neutral operations by 2040; and other factors which can be found in FedEx’s and its subsidiaries’ press releases and FedEx’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended May 31, 2024, and subsequently filed Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Contacts

Media

Caitlin Maier

901-434-8100

mediarelations@fedex.com

or

Investor Relations

Jeni Hollander

901-818-7200

ir@fedex.com